UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 18, SOHU.com Media Plaza

Block 3, No. 2 Kexueyuan South Road, Haidian District

Beijing 100190

People’s Republic of China

(011) 8610-6272-6666

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 30, 2018, the board of directors of the registrant’s majority-owned subsidiary Changyou.com Limited (NASDAQ: CYOU) (“Changyou”) announced that on January 30, 2018 Changyou’s board of directors (the “Changyou Board”) received a letter from Dr. Charles Zhang, the Chairman of the Board of Changyou, who is also the Chairman and Chief Executive Officer of the registrant, regarding the previously-announced non-binding proposal (the “Proposal”) that the Changyou Board received on May 22, 2017 from Dr. Zhang for the acquisition of all outstanding shares in Changyou, including shares represented by American depositary shares (the “Proposed Transaction”), by an acquisition vehicle to be formed by Dr. Zhang. Dr. Zhang stated in the letter that he was submitting the letter to reaffirm his commitment to the Proposed Transaction and to advise the Changyou Board that he is reviewing the purchase price he originally proposed.

The Proposal remains non-binding. Dr. Zhang has not indicated what his review of the purchase price might entail or what further steps, if any, he might take in that regard.

The foregoing summary of is not intended to be complete and is qualified in its entirety by reference to the full text of Changyou’s press release, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

(d) Exhibits.

2.1	Changyou Press Release “Changyou.com Receives Letter Regarding Previous Preliminary Non-Binding Proposal to Acquire the Company

Safe Harbor Statement

This report may contain forward-looking statements. Statements that are not historical facts, including statements about the registrant’s beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. There can be no assurance that any definitive offer relating to the Proposal will be made; that any definitive agreement relating to the Proposal will be entered into by Changyou; or that a transaction based on the Proposal or any other similar transaction will be approved or consummated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 1, 2018	SOHU.COM INC.

	By:	/s/ Joanna Lv
Joanna Lv Chief Financial Officer

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